ACCOUNTS AND NOTES RECEIVABLE, NET (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2012		Sep. 30, 2011		Sep. 30, 2010
Accounts receivable	$ 3,240		$ 9,798
Less: allowance for doubtful accounts	0		(456)		(49)
Accounts receivable, net	3,240		9,342
Notes receivable	0		76
Total accounts and notes receivable	$ 3,240	[1]	$ 9,418	[1]

[1]	All of the VIE's assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 3).